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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    September 14, 2000
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                                Cable Link, Inc.
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               (Exact name of registrant as specified in charter)


           Ohio                      0-23111                   13-1239655
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)           Identification Number)

280 Cozzins Street, Columbus, Ohio                                 43215
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (614) 221-3131
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          (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 12, 2000, A Novo Canada Enterprises Inc. ("A Novo Canada"), a Canadian corporation that is a newly-formed, indirect, wholly-owned subsidiary of Cable Link, Inc. (the "Company"), entered into an Asset Purchase Agreement, dated as of September 12, 2000, with Les Telecommunications Valsysteme Inc. ("Seller"), 9038-2847 Quebec Inc. (Seller's sole stockholder) and Jacques Franco (the sole stockholder of Seller's stockholder), pursuant to which A Novo Canada agreed to purchase substantially all of the assets of Seller (the "Assets"). The purchase of the Assets under the Asset Purchase Agreement was consummated on September 14, 2000.

     The Assets were purchased for a price of $2,687,210 (the U.S. equivalent on the date of purchase of the actual purchase price, which was expressed in Canadian currency). The price comprised a cash payment to Seller of $2,611,665 and the assumption of $75,545 of Seller's liabilities. Funds for the acquisition were provided by the working capital of the Company.

     Seller was engaged in the business of the maintenance and repair of cable television equipment, microwave equipment, television and radio broadcast equipment and optical and cable broadcasting equipment. The Assets consisted of substantially all of Seller's assets, including all of its inventory, equipment, contracts and goodwill. A Novo Canada intends to use the Assets to conduct the business previously conducted by Seller.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of business acquired.

     To the extent required by this Item, financial statements of the business acquired will be filed by an amendment to this Current Report on Form 8-K within 60 days after the date on which this initial report on Form 8-K must be filed.

(b)  Pro Forma Financial Information.

     To the extent required by this Item, pro forma financial information relative to the business acquired will be filed by an amendment to this Current Report on Form 8-K within 60 days after the date on which this initial report on Form 8-K must be filed.

(c)  Exhibits.
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2. Asset Purchase Agreement dated September 12, 2000 between A Novo Canada
Enterprises Inc., Les Telecommunications Valsysteme Inc., 9038-2847 Quebec Inc. and Jacques Franco (translated from French and duly certified in accordance with Rule 306(a) of Regulation S-T).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CABLE LINK, INC.


                                By: /s/ Louis Brunel
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                                    Name: Louis Brunel
                                    Title: President and Chief Executive Officer

Dated: September 21,  2000
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                                  EXHIBIT INDEX

No.       Description
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2.        Asset Purchase Agreement dated as of September 12, 2000 between A Novo
          Canada Enterprises Inc., Les Telecommunications Valsysteme Inc., 9038-2847 Quebec Inc. and Jacques Franco (translated from French and duly certified in accordance with Rule 306(a) of Regulation S-T).